     As filed with the Securities and Exchange Commission on April 16, 2020.
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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    Rule 14a-6(e)(2))
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[ ] Soliciting Material under Section 240.14a-12

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                     FIRST TRUST MLP AND ENERGY INCOME FUND
           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND
                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND
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Important Notice

The following Notice relates to the joint proxy statement of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Dynamic Europe Equity Income Fund (each a “Fund” and collectively the “Funds”), dated March 11, 2020 (the “Joint Proxy Statement”) made available to shareholders of the Funds in connection with the solicitation of proxies by the Boards of Trustees of the Funds for use at the Joint Annual Meetings of Shareholders to be held on Wednesday, April 22, 2020. This supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders of the Funds on or about April 16, 2020.

This Notice Should be Read in Conjunction With the Joint Proxy Statement

PRESS RELEASE

SOURCES:

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Mortgage Income Fund
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust New Opportunities MLP & Energy Fund
First Trust Dynamic Europe Equity Income Fund

Notice That the Joint Annual Meetings of Shareholders of Certain First Trust Closed-End Funds to Be Held on April 22, 2020 Will Be Held in a Telephonic Format

Wheaton, IL – (BUSINESS WIRE) – April 16, 2020 – Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (NYSE: MFD), First Trust Energy Income and Growth Fund (NYSE American: FEN), First Trust Enhanced Equity Income Fund (NYSE: FFA), First Trust Mortgage Income Fund (NYSE: FMY), First Trust/Aberdeen Emerging Opportunity Fund (NYSE: FEO), First Trust Specialty Finance and Financial Opportunities Fund (NYSE: FGB), First Trust Energy Infrastructure Fund (NYSE: FIF), First Trust MLP and Energy Income Fund (NYSE: FEI), First Trust Intermediate Duration Preferred & Income Fund (NYSE: FPF), First Trust New Opportunities MLP & Energy Fund (NYSE: FPL) and First Trust Dynamic Europe Equity Income Fund (NYSE: FDEU) (each a “Fund” and collectively the “Funds”) announced today that the Joint Annual Meetings of Shareholders of the Funds to be held on Wednesday, April 22, 2020, at 12:00 noon Central Time (collectively, the “Annual Meeting”) will be held exclusively in a telephonic format (a “telephonic meeting”). The Annual Meeting will be held exclusively as a telephonic meeting due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic, recommendations from the federal government, and the shelter in place order from the Governor of the State of Illinois. Shareholders will not be able to attend the Annual Meeting in person.

Attending the Annual Meeting as a Shareholder of Record

Any shareholder of record as of the close of business on February 3, 2020 (i.e., you held your shares in your own name as reflected in the records of the relevant Fund(s)) is entitled to participate in and vote at the Annual Meeting or any postponement or adjournment thereof. To participate in the Annual Meeting, you must go to www.proxy-direct.com and use the information from your proxy card you previously received to access instructions on how to attend the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be provided during the Annual Meeting.

Registering to Attend the Annual Meeting as a Beneficial Owner

If you were a beneficial owner of record as of February 3, 2020 (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you must register in advance to attend the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the relevant Fund(s) along with your name and e-mail address to Computershare Fund Services. You may forward an e-mail from your intermediary or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be received no later than 12:00 noon Eastern Time on Tuesday, April 21, 2020. You will receive a confirmation e-mail from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting. Once you have received the e-mail, please go to www.proxy-direct.com to access the instructions on how to attend the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be provided during the Annual Meeting.

Voting Shares

If you have already voted your shares in advance of the Annual Meeting, you do not need to vote again unless you wish to change your vote. Whether or not you plan to attend the Annual Meeting, if you have not already voted, we urge you to vote FOR the election of Robert F. Keith as the Class I Trustee of your Fund(s) and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The Joint Proxy Statement dated March 11, 2020 is available on the Internet at https://www.ftportfolios.com/LoadContent/gehukpj1ga4y. The proxy card included with the proxy materials previously distributed will not be updated to reflect that the Annual Meeting will be held as a telephonic meeting only, and the proxy card may continue to be used to vote your shares in connection with the Annual Meeting. Please contact Computershare (Shareholder Services) at 866-340-1104 with any questions regarding accessing the Annual Meeting.

Contact

Jim Dykas 630-517-7665

Jeff Margolin 630-765-7643

Sources:

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Mortgage Income Fund
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust New Opportunities MLP & Energy Fund
First Trust Dynamic Europe Equity Income Fund